Common Stock	3 Months Ended
Mar. 31, 2022
Rigetti Computing, Inc [Member]
Class of Stock [Line Items]
Common Stock
9. COMMON STOCK
As discussed in Note 3, on March 2, 2022, the Company consummated a Business Combination which has been accounted for as a reverse capitalization. Pursuant to the certificate of incorporation as amended on March 2, 2022, the Company is authorized to issue 1,000,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. The holders of shares of Common Stock are entitled to one vote for each share of common stock held. The Preferred Stock is non-voting.
No shares of Preferred Stock were issued and outstanding as of March 31, 2022.
In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, and after payment to the holders of shares of Preferred Stock of their liquidation preferences, the holders of the common stock are entitled to the entire remaining assets of the Company on a pro rata basis.
As a result of the Business Combination (see Note 3), the Company has retroactively adjusted the warrants and stock based awards outstanding prior to March 2, 2022 to give effect to the Exchange Ratio used to determine the number of shares of common stock into which they were converted.
As of March 31, 2022, the Company has reserved the following shares of common stock for issuance upon the conversion, exercise or vesting of the underlying instruments:

Common Stock
Common Stock Warrants	19,354,087
Stock-Based Awards - Options Outstanding	10,114,849
Stock-Based Awards - RSUs Outstanding	9,077,015

Total	38,545,951